Business Acquisitions and Combinations	12 Months Ended
Dec. 31, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Business acquisitions and combinations	Business acquisitions and combinations
2023
Iowa Northern Railway Company
On December 6, 2023, the Company acquired the shares of the Iowa Northern Railway Company (IANR), a Class III short-line railroad that owns and leases approximately 175 route miles in northeast Iowa that are connected to CN’s U.S. rail network. CN paid US$230 million ($312 million), including transaction costs to date. IANR serves upper Midwest agricultural and industrial markets covering many goods, including biofuels and grain. This transaction represents a meaningful opportunity to support the growth of local business by creating single-line service to North American destinations, while preserving access to existing carrier options.

The shares of IANR were deposited into an independent voting trust while the U.S Surface Transportation Board (STB) considered the Company's application to acquire control of IANR. During the trust period, IANR continues to be operated under its current management and the Company cannot exercise day-to-day control. As a result, the Company recorded its investment in IANR at its acquisition cost under the equity method of accounting. On January 14, 2025, the STB issued a final decision approving CN’s application to acquire control of IANR, subject to certain conditions, with an effective date of 30 days thereafter. CN will assume control of IANR during the first quarter of 2025 and will account for the acquisition of control as a business combination under the acquisition method of accounting.

On the acquisition date of December 6, 2023, immediately prior to the acquisition of the investment accounted for under the equity method of accounting, there was a basis difference of $236 million between the consideration paid to acquire IANR and the underlying carrying value of the net assets of IANR. The basis difference related to depreciable properties is being amortized over the related assets' remaining useful lives. The remainder of the basis difference, relating to land, and equity method goodwill, will not be amortized and will be carried at cost subject to an assessment for impairment. The fair value of IANR’s underlying net assets is now final and the resulting differences compared to what was estimated were insignificant.

The Company has not provided summarized financial information for IANR, on its historical cost basis as at December 31, 2024 and 2023, for the period from December 6, 2023 to December 31, 2023, and for the year ending December 31, 2024, as it was not material.

Cape Breton & Central Nova Scotia Railway
On November 1, 2023, the Company acquired from Genesee & Wyoming Inc. a stake in the Cape Breton & Central Nova Scotia Railway (CBNS), a Class III short-line railroad that owns approximately 150 route miles. CN paid $78 million in cash, net of cash acquired and including working capital adjustments. The acquisition was accounted for as a business combination. As a result, the Company’s Consolidated Balance Sheets included the net assets of CBNS as of November 1, 2023, which were comprised of $101 million in fair value of properties mostly track and roadway assets, partly offset by $18 million in deferred tax liabilities. The remaining net assets were comprised of current assets and liabilities which were individually insignificant and there were no identifiable intangible assets. No goodwill was recognized. The Company's purchase price allocation is now final and the resulting differences compared to what was estimated were insignificant. The Company has not provided pro forma information related to prior periods as it was not material.